UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 7, 2007

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                             VELLA PRODUCTIONS INC.
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             (Exact name of registrant as specified in its charter)

        NEVADA                     333-137134                    71-1021813
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    (State or Other         (Commission File Number)            (IRS Employer
    Jurisdiction of                                          Identification No.)
    Incorporation)

                  999 3rd Avenue, Suite 3800, Seattle, WA 98104
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 224-3725
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendment of Articles of Incorporation

      This amendment amends the Current Report on Form 8-K filed by Vella Productions Inc. ("we" or the "Company") with the Securities and Exchange Commission on November 7, 2007, wherein we disclosed certain amendments to our Articles of Incorporation

      Attached as Exhibit 3.1.1 hereto are revised Amended and Restated Articles of Incorporation of our Company (the "Revised Articles"). This exhibit updates the amended and restated articles of incorporation previously attached as
Exhibit 3.1.1 to our Current Report filed on November 7, 2007 to reflect "Jade Art Group Inc." as our new corporate name following the acceptance by the State of Nevada of the Revised Articles as of November 8, 2007, the effective date for such name change and other amendments referenced therein.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.     Description of Exhibit
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3.1.1           Amended and Restated Articles of Incorporation


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2007                 VELLA PRODUCTIONS INC.


                                        By: /s/ Hui Ping Cheng
                                            ------------------------------
                                            Name:  Hui Ping Cheng
                                            Title: Chief Executive Officer


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